UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 3, 2017
Level 3 Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 3, 2017, Andrew E. Crouch, Regional President EMEA and Global Accounts Management (GAM) Division for Level 3 Communications, Inc. resigned his employment. Mr. Crouch was a named executive officer.
Effective April 4, 2017, Matthew Gutierrez, was selected as interim Regional President, EMEA. Mr. Gutierrez was most recently a Senior Vice President serving as chief financial officer for EMEA. Mr. Gutierrez will report directly to President and Chief Executive Officer, Jeff K. Storey.
Also effective on April 4, 2017, Gary Breauninger, Group Vice President of Global Accounts Management sales, who leads that global accounts sales team, will now report directly to Mr. Storey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                Level 3 Communications, Inc.

                By:        /s/ Neil J. Eckstein
                Neil J. Eckstein, Senior Vice President

Date: April 7, 2017